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                                                                    EXHIBIT 10.5

                         SPECIAL AMENDMENT TO CERTAIN
                         VASTAR RESOURCES, INC. PLANS


         Vastar Resources, Inc. Amended and Restated Executive Deferral Plan; Vastar Resources, Inc. Comprehensive Medical Plan;
         Vastar Resources, Inc. Executive Medical Plan;
         Vastar Resources, Inc. Deferral Plan for Outside Directors

     Pursuant to the power of amendment reserved in each of the Vastar Resources, Inc. Amended and Restated Executive Deferral Plan; Vastar Resources, Inc. Comprehensive Medical Plan; Vastar Resources, Inc. Executive Medical Plan; and Vastar Resources, Inc. Deferral Plan for Outside Directors (the "Vastar Plans"), each Vastar Plan is amended effective May 24, 2000, as follows:

     1. A new section, consecutively numbered as appropriate, is hereby added at the end of each Vastar Plan:

          "The Vice President, Human Resources is authorized to make administrative amendments to the Plan as may be necessary to implement the purpose and intent of provisions of the Plan providing for benefits to be paid as a result of, or upon a Termination of Employment after, a Subsequent Change of Control during the Benefit Trigger Window, as such terms are defined in the Plan. The term "administrative amendments" means such amendments or changes which do not result in additional cost or expense to the Company or its successors, other than costs or expenses which, in the judgment of the Vice President, Human Resources, are de minimus. An administrative amendment to the Plan shall become effective upon the execution of the amendment by the Vice President, Human Resources. No approval of the Board of Directors of Vastar is necessary for any administrative amendment to the Plan, provided however, that no amendment made pursuant to this provision shall be effective without the consent of the Special Plan Administrator."
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     Executed this 6th day of July, 2000.


                              VASTAR RESOURCES, INC.


ATTEST:                       By:   /s/  JEFFREY M. BENDER
                                    --------------------------------------
                                    Jeffrey M. Bender
                                    Vice President, Human Resources

By: /s/  ANTHONY S. NOONAN
    ----------------------------------
         Anthony S. Noonan
Name: ________________________________
         General Tax Officer
Title: _______________________________


Approved as to Form:

WACHOVIA BANK, N.A.


By:  /s/  PETER D. QUINN
     ---------------------------------

Name:     Peter D. Quinn
      --------------------------------

Title:    Senior Vice President
       -------------------------------

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